                                                                    EXHIBIT 25.2

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                   a Trustee Pursuant to Section 305(b)(2)___

             -------------------------------------------------------

                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   41-1973763
                       I.R.S. Employer Identification No.

      300 EAST DELAWARE AVENUE, 8TH FLOOR
      WILMINGTON, DELAWARE                                       19809
      ---------------------------------------                 ----------
      (Address of principal executive offices)                (Zip Code)

                               Patrick J. Crowley
                      U.S. Bank Trust National Association
                           100 Wall Street, Suite 1600
                               New York, NY 10005
                            Telephone (212) 361-2505
            (Name, address and telephone number of agent for service)

                            J. P. MORGAN CHASE & CO.
             (Exact name of Registrant as specified in its charter)

          DELAWARE                                      13-2624428
          --------                                      ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

270 PARK AVENUE
NEW YORK, NEW YORK                                         10017
------------------                                         -----
(Address of Principal Executive Offices)                 (Zip Code)

                DEBT SECURITIES, PREFERRED SECURITIES, GUARANTEES
                       (Title of the Indenture Securities)

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                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

         a) Name and address of each examining or supervising authority to which it is subject.
                   Comptroller of the Currency
                   Washington, D.C.

         b)  Whether it is authorized to exercise corporate trust powers.
                   Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
             None

Items 3-15   The Trustee is a Trustee under other Indentures under which securities issued by the obligor are outstanding. There is not and there has not been a default with respect to the securities outstanding under other such Indentures.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

         1. A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

         2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

         3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

         4. A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-84320.

         5.  Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

         7. Report of Condition of the Trustee as of March 31, 2003, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

         8.  Not applicable.

         9.  Not applicable.

                                       2

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                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 14th day of July, 2003.

                                            U.S. BANK TRUST NATIONAL ASSOCIATION

                                                By: /s/ Patrick J. Crowley
                                                    -------------------------
                                                      Patrick J. Crowley
                                                      Vice President

                                       3

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EXHIBIT 7

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 3/31/2003

                                    ($000'S)

                                                               3/31/2003
                                                               ---------
ASSETS
     Cash and Due From Depository Institutions                 $ 348,346
     Fixed Assets                                                  1,448
     Intangible Assets                                           123,934
     Other Assets                                                 45,296
                                                               ---------
         TOTAL ASSETS                                          $ 519,024

LIABILITIES

     Other Liabilities                                         $  13,827
                                                               ---------
     TOTAL LIABILITIES                                         $  13,827

EQUITY
     Common and Preferred Stock                                $   1,000
     Surplus                                                     505,932
     Undivided Profits                                            (1,735)
                                                               ---------
         TOTAL EQUITY CAPITAL                                  $ 505,197

TOTAL LIABILITIES AND EQUITY CAPITAL                           $ 519,024

To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association

By: /s/ Patrick J. Crowley
    ----------------------
    Vice President

Date: July 14, 2003

                                       4